Leader Short-Term Bond Fund

Institutional Shares:	LCCIX
Investor Shares:	LCCMX
Class A Shares:	LCAMX
Class C Shares:	LCMCX

Leader Total Return Fund

Institutional Shares:	LCTIX
Investor Shares:	LCTRX
Class A Shares:	LCATX
Class C Shares:	LCCTX

each a series of Northern Lights Fund Trust

Supplement dated January 19, 2018 to the Prospectus

dated September 29, 2017

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Effective December 12, 2017, the Funds’ prospectus was hereby revised as follows:

Leader Short-Term Bond Fund:

The thirteenth line in the section entitled “Summary Section—Principal Investment Strategies” on page 1 of the Fund’s Prospectus is hereby deleted and replaced with the following:

The Fund may invest up to 40% of its assets in lower-quality, high yield bonds rated B or higher by Moody’s Investors Service, Standard & Poor’s Ratings Group or other Nationally Recognized Statistical Rating Organization (“NRSRO”) or, if unrated by such NRSROs, determined by the Advisor to be of comparable quality.

Leader Total Return Fund:

The second paragraph in the section entitled “Summary Section—Principal Investment Strategies” on page 6 of the Fund’s Prospectus is hereby deleted and replaced with the following:

The Fund invests primarily in investment-grade securities, but may invest up to 45% of its total assets in high yield securities (commonly referred to as “junk bonds”).

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This Supplement and the existing Statement of Additional Information dated September 29, 2017 provides relevant information for all shareholders and should be retained for future reference. The Statement of Additional Information has been filed with the Securities and Exchange Commission, is incorporated by reference, and can be obtained without charge by calling 1-800-711-9164.